Exhibit 99.1

ROPHE MEDICAL TECHNOLOGIES INC.

(A DEVELOPMENT STAGE COMPANY)

Financial Statements

Years Ended December 31, 2008 and 2007 and nine months periodS ended Setpember 30, 2009 and 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Board of Directors and Shareholders of
 Rophe Medical Technologies Inc.:

We have audited the accompanying balance sheets of Rophe Medical Technologies Inc. as of December 31, 2008 and 2007 and the related statements of operations, shareholders’ equity and cash flows for the years then ended. Rophe Medical Technologies Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rophe Medical Technologies Inc. as of December 31, 2008 and 2007 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

COLLINS BARROW TORONTO LLP

Licensed Public Accountants
Chartered Accountants
Toronto, Ontario
January 5, 2010

ROPHE MEDICAL TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
	September 30,	December 31,
As at	2009	2008	2007
	(Unaudited)	(Audited)

ASSETS
Current assets
Cash	$300	$300	$300

SHAREHOLDERS’ EQUITY
Capital Stock
Authorized
Unlimited Class A common shares
Unlimited non-voting Class B common shares
Issued
300 Class A common shares (note 2)	$300	$300	$300

ROPHE MEDICAL TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
December 31,
2003
(Inception)
	Nine Months Ended		Year Ended		To
	September 30,		December 31,		September 30,
	2009	2008	2008	2007	2009
	(Unaudited)		(Audited)		(Unaudited)
Revenue	$-	$-	$-	$-	$-
Expenses	$-	$-	$-	$-	$-

Net income	$-	$-	$-	$-	$-

ROPHE MEDICAL TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF SHAREHOLDERS’ EQUITY

For the Period December 31, 2003 (Inception) Through September 30, 2009

	Number of	Common
	shares	stock	Total

Balance at December 31, 2003 (Inception)	-	$-	$-

Issuance of common stock	240	240	240

Net loss for the year ended December 31, 2004	-	-	-

Balance at December 31, 2004 (Unaudited)	240	240	240

Net loss for the year ended December 31, 2005	-	-	-

Balance at December 31, 2005 (Unaudited)	240	240	240

Net loss for the year ended December 31, 2006	-	-	-

Balance at December 31, 2006 (Unaudited)	240	240	240

Issuance of common stock	60	60	60

Net loss for the year ended December 31, 2007	-	-	-

Balance at December 31, 2007 (Audited)	300	300	300

Net loss for the year ended December 31, 2008	-	-	-

Balance at December 31, 2008 (Audited)	300	300	300

Net loss for the nine month period ended September 30, 2009	-	-	-

Balance at September 30, 2009 (Unaudited)	300	$300	$300

ROPHE MEDICAL TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS

					December 31,
					2003
					(Inception)
	Nine Months Ended		Year Ended		To
	September 30,		December 31,		September 30,
	2009	2008	2008	2007	2009
	(Unaudited)		(Audited)		(Unaudited)

Cash provided by
(used in)
Operations
Net Loss	$-	$-	$-	$-	$-

Financing
Proceeds from
issuance of common
stock	-	-	-	60	300

Net change in cash	-	-	-	60	300
Cash, beginning of
period	300	300	300	240	-

Cash, end of period	$300	$300	$300	$300	$300

ROPHE MEDICAL TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

Years ended December 31, 2008 and 2007. (Amounts and disclosures at and for the nine months ended September 30, 2009 and 2008 are unaudited)

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Business

Rophe Medical Technologies Inc. (the "Company") was incorporated under the Canada Business Corporation Act on December 31, 2003.  The Company is currently in the development stage with regard to developing standardized medical software for electronic medical records ("EMR") storage and transmission for use by individual patients, doctors, hospitals and other medical service providers.

Basis of Presentation

These financial statements are expressed in Canadian dollars and have been prepared by management in accordance with accounting principles generally accepted in the United States of America.

Fair Value of Financial Instruments

The estimated fair value of the Company's financial instrument, which consists of cash, approximates its carrying value.

2.     CAPITAL STOCK
	Number of
	Shares	Amount
Balance Class A common shares December 31, 2006	240	$240
Issued January 18, 2007	60	60
Balance Class A common shares, December 31, 2007
and 2008 and September 30, 2009	300	$300

The Company issued 240 Class A common shares to its shareholders for cash consideration of $240 at the time of its inception dated December 31, 2003.

During the year ended December 31, 2007, the Company issued 60 Class A common shares for a cash consideration of $60.

ROPHE MEDICAL TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

Years ended December 31, 2008 and 2007. (Amounts and disclosures at and for the nine months ended September 30, 2009 and 2008 are unaudited)

3.      FAIR VALUE MEASUREMENTS

Financial assets and liabilities recorded on the accompanying balance sheets are categorized based on the inputs to the valuation techniques as follows:

Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the company has the ability to access at the measurement date (examples include active exchange-traded equity securities, listed derivatives and most United States Government and agency securities).

Level 2 - Financial assets and liabilities whose values are based on quoted prices in markets where trading occurs infrequently or whose values are based on quoted prices of instruments with similar attributes in active markets. Level 2 inputs include the following:

•	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds which trade infrequently);

•	Inputs other than quoted prices that are observable for substantially the full term of the asset or liability (examples include interest rate and currency swaps); and

•	Inputs that are derived principally from or corroborated by observable market data for substantially the full term of the asset or liability (examples include certain securities and derivatives).

The Company does not have any level 2 financial assets or liabilities as at December 31, 2008 and 2007 and September 30, 2009.

Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability. The Company does not have any Level 3 financial assets or liabilities as at December 31, 2008 and 2007 and September 30, 2009.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of September 30, 2009 and December 31, 2008 and 2007 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value:

	Period ended	Year ended	Year Ended
	September 30,	December 31,	December 31,
Fair Value at:	2009	2009	2007

Level 1
Assets:
Cash	$300	$300	$300

ROPHE MEDICAL TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

Years ended December 31, 2008 and 2007. (Amounts and disclosures at and for the nine months ended September 30, 2009 and 2008 are unaudited)

4.      SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date that the financial statements were issued, which was January 5, 2010.

On November 6, 2009, the Company entered into an agreement with Candelis, a California corporation ("CANDELIS") whereby the Company will be given the non-exclusive rights to market, sell and support CANDELIS products in Canada.  This agreement shall be renewed for one year on each anniversary.

Effective November 16, 2009, the Company entered into an Letter of Intent with CapsuleTech Inc. whereby the Company would become a Value-Added Reseller for CapsuleTech Inc. in Canada for a license fee of US$100,000.

Technology developed by John Cecil, a related party, on behalf of the Company and represented by four copyright registrations, issued in the name of John Cecil as author and owner, was assigned and transferred to the Company, the beneficiary, by assignment dated November 17, 2009. As John Cecil is a related party and had no historical costs in developing the software, no value was recorded on the financial statements for this software.

On December 11, 2009, an agreement was entered into by the shareholders of the Company to sell 100% of the issued and outstanding shares of the Company to Diamond Technologies Inc. ("DTI") for cash consideration of $1,200,000 and 3,000,000 of DTI common shares. This transaction was closed December 31, 2009.